UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 9, 2007

ICAHN ENTERPRISES L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-9516	13-3398766
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue,
Suite 4700,
New York, NY 10153

(Address of Principal Executive Offices) (Zip Code)

(212) 702-4300

(Registrant’s Telephone Number, Including Area Code)

American Real Estate Partners, L.P.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01 Other Events

The following information is being furnished pursuant to Item 8.01, “Other Events.”

On November 9, 2007, Icahn Enterprises L.P. (f/k/a American Real Estate Partners, L.P.) (“Icahn Enterprises”) issued a press release setting forth Icahn Enterprises’ third quarter 2007 financial results. A copy of Icahn Enterprises’ press release is attached as Exhibit 99.1.

Exhibit Index

99.1	Press Release dated November 9, 2007

[remainder of page intentionally left blank; signature page follows]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P.
(Registrant)

By:	Icahn Enterprises G.P. Inc. its General Partner
By:	/s/ Keith A. Meister Keith A. Meister Principal Executive Officer
Date:	November 12, 2007